UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 25, 2017

HOME BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Arkansas

(State or other jurisdiction of incorporation)

000-51904	71-0682831
(Commission File Number)	(IRS Employer Identification No.)

719 Harkrider, Suite 100, Conway, Arkansas	72032
(Address of principal executive offices)	(Zip Code)

(501) 339-2929

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

Effective September 26, 2017, pursuant to the Agreement and Plan of Merger, dated as of March 27, 2017 (the “Merger Agreement”), by and among Home BancShares, Inc., an Arkansas corporation (“Home” or the “Registrant”), Centennial Bank, an Arkansas state bank and a wholly owned subsidiary of Home (“Centennial”), and Stonegate Bank, a Florida chartered commercial bank (“Stonegate”), Stonegate merged with and into Centennial (the “Merger”), with Centennial as the surviving corporation in the Merger.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Stonegate common stock (other than shares held by Home, shares held in treasury by Stonegate and shares held by shareholders of Stonegate who properly demand appraisal rights under Florida law) was converted into the right to receive (i) 2.0145 shares of Home common stock, (ii) $3.27 in cash, and (iii) $22.70 multiplied by any resulting fractional share amount in cash (the “Merger Consideration”). In addition, immediately prior to the Effective Time, all outstanding stock options of Stonegate became fully vested and were cancelled and settled in cash based on the Merger Consideration, as provided for in the Merger Agreement. Pursuant to such terms, Home will issue approximately 30,864,029 shares of its common stock valued at approximately $742.3 million as of September 26, 2017, plus $50.1 million in cash in exchange for all outstanding shares of Stonegate common stock, and the holders of outstanding stock options of Stonegate received approximately $27.6 million in cash in connection with the cancellation of their options immediately before the Merger, for a total transaction value of approximately $820.0 million.

The foregoing description of the Merger and the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to Home’s Current Report on Form 8-K filed on March 27, 2017 and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

A special meeting of the shareholders of Home (the “Special Meeting”) was held on September 25, 2017. The Special Meeting was held in order to vote upon the following proposals set forth in Home’s joint proxy statement/prospectus filed with the Securities and Exchange Commission on August 22, 2017 (the “Proxy Statement”): (1) to approve the Merger Agreement, including the issuance of shares of Home common stock in the Merger as contemplated by the Merger Agreement (the “Share Issuance Proposal”); and (2) to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of the Share Issuance Proposal (the “Adjournment Proposal”). At the Special Meeting, the Share Issuance Proposal was approved by the affirmative vote of a majority of the outstanding shares of Home common stock entitled to vote at the Special Meeting. Sufficient votes were also received to approve the Adjournment Proposal, but an adjournment was not necessary in light of the approval of the Share Issuance Proposal.

There were 142,851,132 shares of Home common stock issued and outstanding on the record date and eligible to be voted at the special meeting and 102,212,910 shares represented in person or by proxy at the Special Meeting, which constituted a quorum to conduct business at the meeting.

The items voted upon at the Special Meeting and the final voting results for each proposal were as follows:

(1) The Share Issuance Proposal was approved as proposed in the Proxy Statement with votes cast as follows: 101,681,249 votes for, 373,677 votes against, 157,984 votes abstaining and no broker non-votes.

(2) The Adjournment Proposal was approved as proposed in the Proxy Statement with votes cast as follows: 91,593,905 votes for, 10,386,422 votes against, 232,582 votes abstaining and no broker non-votes.

Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present, but were not treated as votes cast on a proposal. Therefore, abstentions and broker non-votes did not have the effect of a vote for or against the proposal and were not counted in determining the number of votes required for approval.

Item 7.01 Regulation FD Disclosure.

The Registrant hereby furnishes its September 26, 2017 press release announcing the shareholder approvals for the Merger Agreement and its issuance of stock to the Stonegate shareholders and the completion of the acquisition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of Stonegate as of December 31, 2016, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2016, the notes related thereto and the Report of Independent Registered Public Accounting Firm were included in Stonegate’s Annual Report on Form 10-K for the year ended December 31, 2016, filed as Exhibit 99.5 to Home’s Registration Statement on Form S-4/A filed on August 17, 2017 (the “Registration Statement”), and are incorporated by reference herein.

The unaudited consolidated balance sheet of Stonegate as of June 30, 2017, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the three months and six months ended June 30, 2017 and 2016, and the notes related thereto were included in Stonegate’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2017, filed as Exhibit 99.8 to the Registration Statement, and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited pro forma combined consolidated balance sheet of Home and Stonegate as of June 30, 2017, unaudited pro forma combined income statements of Home and Stonegate for the year ended December 31, 2016 and for the six months ended June 30, 2017, and the notes related thereto are contained in pages 20 through 27 of the Registration Statement and are incorporated by reference herein.

(d) Exhibits.

Exhibit Number		Description

2.1	—	Agreement and Plan of Merger by and among Home BancShares, Inc., Centennial Bank and Stonegate Bank, dated March 27, 2017 (incorporated by reference to Exhibit 2.1 to Home BancShares’s Current Report on Form 8-K filed on March 27, 2017).*

23.1	—	Consent of Crowe Horwath LLP, Stonegate Bank’s independent public accounting firm.

99.1	—	Press Release: Home BancShares, Inc. Announces Completion of the Acquisition of Stonegate Bank.

99.2	—	Audited consolidated balance sheet of Stonegate Bank as of December 31, 2016, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the year ended December 31, 2016, the notes related thereto and the Report of Independent Registered Public Accounting Firm (incorporated by reference to Exhibit 99.5 to Home BancShares’s Registration Statement on Form S-4/A filed on August 17, 2017 (File No. 333-217789)).

99.3	—	Unaudited consolidated balance sheet of Stonegate Bank as of June 30, 2017, the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for the three months and six months ended June 30, 2017 and 2016, and the notes related thereto (incorporated by reference to Exhibit 99.8 to Home BancShares’s Registration Statement on Form S-4/A filed on August 17, 2017 (File No. 333-217789)).

99.4	—	Unaudited pro forma combined consolidated balance sheet of Home BancShares, Inc. and Stonegate Bank as of June 30, 2017, unaudited pro forma combined income statements of Home BancShares, Inc. and Stonegate Bank for the year ended December 31, 2016 and for the six months ended June 30, 2017, and the notes related thereto (incorporated by reference to Home BancShares’s Registration Statement on Form S-4/A filed on August 17, 2017 (File No. 333-217789)).

*	The disclosure schedules referenced in the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of SEC Regulation S-K. Home hereby agrees to furnish supplementally a copy of any omitted disclosure schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Home BancShares, Inc.
(Registrant)

Date: September 27, 2017	/s/ Jennifer C. Floyd
Jennifer C. Floyd
Chief Accounting Officer